Symbol: GABC August 2016 Keefe, Bruyette & Woods Community Bank Investor Conference

Presented By Mark A. Schroeder Chairman and CEO Bradley M. Rust Executive VP and CFO 2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2015 as updated and supplemented by our other SEC reports filed from time to time. 3 NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, German American Bancorp, Inc. has provided reconciliations within these slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

4 Southern Indiana Community-focused Financial Services Organization • $2.9 Billion Total Banking Assets • $504 Million Brokerage Assets Under Management • $56 Million Annual Insurance Premiums • Banking, Insurance, Investments & Trust • $529 Million Trust Assets Under Management Who We Are • 600 FTEs • 51 Branch Offices

Diversified Economic Base
Regional Education & Health Care
Life Sciences & Technology
Agriculture, Manufacturing & Logistics

MAJOR EMPLOYERS:

Education
- Indiana University
- University of Southern Indiana
- Vincennes University
- Greater Clark County School Corp
- Evansville Vanderburgh County School Corp
- Monroe County School Corporation
- New Albany – Floyd County School Corp

Health Care
- Indiana University Health
- Columbus Regional Hospital
- Clark Memorial Hospital
- Deaconess Hospital
- Floyd Memorial Hospital
- Good Samaritan Hospital
- Memorial Hospital
- St Mary's Medical Center

Manufacturing & Logistics
- Aisin U.S.A. MFG, Inc.
- ALCO Warrick Operations
- Amazon Fulfillment Service
- American Commercial Lines/Jeffboat
- Berry Plastics
- Cummins, Inc. (Cummins Diesel)
- Jasper Engines & Transmissions
- Kimball International, Inc.
- Koch Enterprises, Inc.
- MasterBrand Cabinets, Inc.
- NTN Driveshaft Inc
- OFS Brands (Office-Furniture Systems)
- Toyota Motor Mfg – Indiana

Life Sciences & Technology
- Baxter BioPharma Solutions
- Crane Naval Surface Weapons Center
- Cook Group, Inc.
- Mead Johnson Nutrition

Energy
- Duke Energy
- Vectren

German American
Banking | Insurance | Investments

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Small MSA Market Expansion Market Total Market Deposits* GABC Deposit Market Share*** Market Share Position # of Branches Heritage Markets* $ 4,211,207 30% #1 27 Evansville/Newburgh $ 4,002,310 9% #3 6 Bloomington $ 2,044,647 8% #5 3 Columbus $ 1,101,423 1% #9 1 Louisville MSA (Indiana Portion)** $ 2,785,874 3% #11 5 Madison (Jefferson County) $ 483,142 56% #1 5 7 * Includes the Indiana counties of Daviess, Dubois, Gibson, Knox, Lawrence, Martin, Perry, Pike & Spencer ** Includes the Indiana counties of Clark & Floyd Capitalize upon Market Strength & Growth *** Source: FDIC 06/30/15 Statistics

*Heritage Markets 2015 2005 2015 # of Offices (millions) Deposits Share Deposits Share Increase 1 German American $ 1,257 29.8% $ 700 19.3% 79.6% 27 2 Old National Bank $ 929 22.0% $ 1,336 37.7% - 30.5% 17 3 Fifth Third Bank $ 465 11.0% $ 393 10.8% 18.3% 10 Market Total $ 4,211 $ 3,623 16.2% 8 Heritage Markets include the Indiana counties of Daviess, Dubois, Gibson, Knox, Lawrence, Martin, Perry, Pike & Spencer * 2005 Deposits adjusted to include branches subsequently acquired by surviving banks ** Source: FDIC 06/30/15 Statistics Capitalize upon Market Strength & Growth

History of Superior Financial Performance 9 2010 through 2015 Six Years of Consecutive Record Earnings Performance Double-Digit Return on Equity for Past 11 Consecutive Fiscal Years (13%+ROE 2012 through 2014) 2009 through 2011 and 2013 through 2015 Highest Performing (Return on Equity) among Indiana-Domiciled Exchange-Traded Financial Institutions (Second Highest Performing in 2012) Consistent Achievement of Superior Asset Quality

Financial Trends 10

$20,249 $24,055 $25,413 $28,344 $30,064 $14,631 $14,934 $17,546 $1.61 $1.90 $1.98 $2.14 $2.27 $1.10 $1.02 $1.20 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 6/30/15 YTD 6/30/16 YTD 6/30/16 YTD * (Dollars in Thousands) Net Income & Earnings Per Share Earnings Per Share 11 *Excludes merger related expenses incurred in 2016. Refer to slide 31 for further information

$1,874 $2,006 $2,164 $2,237 $2,374 $2,916 1.11% 1.24% 1.25% 1.31% 1.33% 1.10% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 6/30/16 YTD (Dollars in Thousands) Total Assets Annualized Return on Assets 12

$1,121 $1,205 $1,382 $1,448 $1,564 $1,961 81% 83% 81% 81% 82% 81% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 6/30/16 YTD (Dollars in Millions) Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans 13

Construction & Development Loans, $ 55.2 million, 3% Agricultural Loans, $ 285.5 million, 15% Multi-Family Residential Properties, $ 124.6 million, 6% Commercial Real Estate Non- Owner Occupied, $ 470.8 million, 24% Commercial Real Estate Owner Occupied, $ 203.6 million, 10% Commercial & Industrial Loans, $ 458.8 million, 24% Consumer Loans, $ 43.4 million, 2% Home Equity Loans, $124.6 million, 6% Residential Mortgage Loans, $ 194.1 million, 10% Total Loans $1,960.6 million Loan Portfolio Composition As of June 30, 2016 14

1.08% 0.60% 0.44% 0.29% 0.15% 0.33% 3.08% 2.15% 1.45% 1.04% 0.89% 0.83% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 06/30/16 Non- Performing Assets to Total Assets GABC Peer Group 15 * Peer Group Information as of 3/31/16 *

0.43% 0.19% 0.10% -0.01% 0.03% 0.04% 0.88% 0.59% 0.25% 0.15% 0.08% 0.07% -0.05% 0.20% 0.45% 0.70% 0.95% 1.20% 1.45% 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 06/30/16 Net Charge-offs to Average Loans GABC Peer Group 16 * Peer Group Information as of 3/31/16 *

$1,556 $1,641 $1,812 $1,780 $1,826 $2,277 76% 80% 81% 81% 83% 83% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 $2,600 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 06/30/16 (Dollars in Millions) Total Deposits Non-Maturity Deposit Accounts as % of Total Deposits 17

Non-Interest Bearing Demand, $506.5 million, 22% Interest Bearing Demand, Savings & Money Market, $1,380.1 million, 61% Time Deposits, $390.8 million, 17% 18 Total Deposit Composition as of June 30, 2016 Cost of Funds 2011 0.95% 2012 0.60% 2013 0.37% 2014 0.30% 2015 0.28% 6/30/16 YTD 0.32% Total Deposits $2,277.4 million

$168 $185 $200 $229 $252 $332 12.67% 13.57% 13.40% 13.21% 12.47% 9.79% $- $50 $100 $150 $200 $250 $300 $350 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 6/30/16 YTD (Dollars in Millions) Total Shareholders’ Equity Annualized Return on Equity 19

$65,202 $67,819 $70,319 $76,991 $79,072 $38,882 $47,602 3.84% 3.74% 3.67% 3.76% 3.70% 3.72% 3.75% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 6/30/15 YTD 6/30/16 YTD (Dollars in Thousands) Net Interest Income (Tax-Equivalent) Net Interest Margin 20

$21,576 $21,811 $23,615 $23,937 $27,444 $13,263 $15,272 25% 24% 25% 24% 26% 25% 24% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 6/30/15 YTD 6/30/16 YTD (Dollars in Thousands) Non-Interest Income Non-Interest Income as % of Total Revenue 21

$50,782 $50,923 $54,905 $57,713 $61,326 $29,148 $38,579 $34,450 58.5% 56.8% 58.5% 57.2% 57.6% 55.9% 61.4% 54.8% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 6/30/15 YTD 6/30/16 YTD 6/30/16 YTD* (Dollars in Thousands) Non-Interest Expense Efficiency Ratio 22 *Excludes merger related expenses incurred in 2016. Refer to slide 31 for further information

$20,249 $24,055 $25,413 $28,344 $30,064 $14,631 $14,934 $17,546 $1.61 $1.90 $1.98 $2.14 $2.27 $1.10 $1.02 $1.20 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 6/30/15 YTD 6/30/16 YTD 6/30/16 YTD * (Dollars in Thousands) Net Income & Earnings Per Share Earnings Per Share 23 *Excludes merger related expenses incurred in 2016. Refer to slide 31 for further information

Why Invest in GABC? 24

11.56% 10.04% 12.84% 11.12% 11.18% 12.67% 13.57% 13.40% 13.21% 12.47% GABC Return on Shareholders’ Equity Why Invest in GABC? 25 As of 12/31 for years shown

$0.93 $0.85 $1.16 $1.10 $1.21 $1.61 $1.90 $1.98 $2.14 $2.27 GABC Earnings Per Share Growth 26 As of 12/31 for years shown Why Invest in GABC?

$9.14 $9.82 $11.47 $12.94 $13.38 $15.60 $17.36 GABC Tangible Book Value Per Share Why Invest in GABC? As of 12/31 for years shown 27

$16.25 $18.42 $18.19 $21.72 $28.42 $30.52 $33.32 GABC Stock Price Appreciation Why Invest in GABC? As of 12/31 for years shown 28

Focus on increasing long-term institutional ownership • Proven Executive Management Team • Track Record of Consistent Top Quartile Financial Performance • Experienced in Operating Plan Execution and M & A Transitions • Potential Growth within New Market Areas – Small MSA Focus • Existing Platform for Operating Efficiency • Infrastructure in Place for Perpetuating Ongoing EPS Growth and Tangible Book Value per Share Growth • Consistent Strong Dividend Yield and Dividend Pay-out Capacity Why Invest in GABC? 29

2015 ROE ≥ 12% 3 Institutions (including German American) Source: SNL Financial. Financial data is as of December 31, 2015. All U.S. Exchange-Traded Depositories 422 Institutions ROE ≥ 10% for the past 10 years 11 Institutions Consecutive increases in EPS for past 5 years 3 Institutions 30 Why Invest in GABC?

31 German American Bancorp, Inc. Non-GAAP Disclosure Reconciliation These materials contain certain financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The slide presentation furnished herewith uses the non -GAAP financial measures of net income, fully diluted earnings per share, non-interest expenses and efficiency ratio excluding merger expenses incurred in the first six months of 2016 related to the River Valley Bancorp merger. The Corporation believes that these non-GAAP financial measures presented with these adjustments best reflects the Corporation’s ongoing performance and business operations during the periods presented and is useful to investors for comparative purposes. The following tables reconcile Net Income, Fully Diluted EPS, Non-Interest Expenses and Efficiency Ratio (dollars in thousands except per share data): Six Month Ended EPS 6/30/2016 Impact Net Income, as reported Six Months Ended 6/30/2016 14,934$ 1.02$ Merger Related Expenses, Net of Tax 2,612 0.18 Net Income, as adjusted 17,546$ 1.20$ Net Income, as reported Six Months Ended 6/30/2015 14,631$ 1.10$ Difference 2,915$ 0.10$ Fully Diluted Weighted Average Shares Outstanding, as reported Six Months Ended 6/30/2016 14,593,076 Six Months Ended 6/30/2016 Non-interest Expense, as reported Six Months Ended 6/30/2016 38,579$ Merger Related Expenses (4,129) Non-interest Expense, as adjusted 34,450$ Non-interest Expense, as reported Six Months ended 6/30/2015 29,148$ Difference 5,302$ Six Months Ended 6/30/2016 Efficiency R ti , reported Six Months Ended 6/30/2016 61.4% Merger Related Expenses impact on Efficiency Ratio 6.6% Efficency Ratio, as adjusted 54.8% Non-interest Expense, as reported Six Months Ended 6/30/2015 55.9% Difference -1.1%

Mark A. Schroeder, Chairman and CEO (812) 482-0701 mark.schroeder@germanamerican.com 32 Bradley M. Rust, Executive VP and CEO (812) 482-0718 brad.rust@germanamerican.com